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                                                                   EXHIBIT 10.14



THE SECURITIES UNDERLYING THIS CALLABLE, CONVERTIBLE NOTE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), IN RELIANCE UPON REGULATION D. SUCH SECURITIES MAY NOT BE CONVERTED, OFFERED, SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SAID ACT.


                        DIAMOND ENTERTAINMENT CORPORATION
                            CALLABLE CONVERTIBLE NOTE


$50,000                                                     Cerritos, California
                                                                  March 22, 1999

         FOR VALUE RECEIVED, the undersigned, DIAMOND ENTERTAINMENT CORPORATION, a New Jersey corporation (the "Company"), promises to pay James K. T. Lu an individual ("Payee"), or to its registered assigns, the principal sum of fifty thousand ($50,000) dollars on March 22, 2000 ("Maturity Date"), or one year from date of execution with 10% stated interest on the unpaid principal balance.

         1. PAYMENT. Payment of principal shall be made in bi-monthly installments in lawful money of the United States of America and shall be made at the principal address of the Payee or at such other place as such Payee shall have designated to the Company in writing for such purpose. Late bi-monthly payments will assessed a 6% late charge fee after giving five (5) business days to cure the late payment status. The first payment is due and payable on May 1, 1999.

         The Company expressly waives presentment for payment, notice of dishonor, protest, notice of protest and diligence in collection, and agrees that if, after demand of Payee, this Note is not paid in accordance with the terms hereof, the Company shall pay all costs and expenses of collection, including reasonable attorneys' fees.

         2. CONVERSION. The original face amount of this Note is convertible at the election of the Payee in whole or in part, at any time from the date of this Note, by notice thereto given by the Payee to the Company.

         This Note will be convertible into the Company's Common Stock, no par value per share (the "Common Stock"), at a conversion price equal to $0.05 per share and the option rights to convert will expire on March 22, 2002.

         The Conversion Price shall be adjusted upon the occurrence of certain events as more fully described in Section 7 hereof.

         This Note shall be deemed to have been surrendered for conversion and converted at the close of business on the date on which the Company receives it or a designated agent of the Company with a notice of election to convert duly executed. Within seven (7) days after conversion, the Company shall issue and deliver to the person or persons so entitled, a certificate or certificates of its Common Stock evidencing the number of shares into which this Note shall have been converted.

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         This Note and Common Stock issuable upon conversion of this Note and all accrued interest (unpaid) thereon, may not be offered, sold, transferred, pledged or hypothecated unless the Company shall have been supplied with evidence reasonably satisfactory to it that such offer or transfer is not in violation of the Securities Act of 1933, as amended (the "Act") and any applicable state laws.

         The Common Stock to be issued upon conversion of this Note has been reserved for issuance upon conversion thereof, and when issued will be duly authorized, validly issued, fully paid and non-assessable and with any required legend in compliance with Rule 144 of the Securities Act of 1933, as amended.

         3. PIGGY BACK RIGHTS. If the Company files one or more Registration Statements (the "Registration Statement") within six (6) years from the date of this note, the Company will use its best efforts to include all the underlying Common Stock into which this note is convertible in such Registration Statement, subject to the terms ands conditions of the Subscription Agreement executed by the Payee as of the date hereof.

         4. DEMAND REGISTRATION RIGHTS. Notwithstanding the Piggy Back Rights described in Paragraph 3 above, if, within six (6) months from the date hereof, the Company has not called the Note or filed a Registration Statement to offer Payee the Piggy Back Rights provided for therein, the Payee may demand that the Company file, at its expense, the appropriate Registration Statement to include all, but not less than all, of the shares of the Company's common stock issuable upon conversion of the Payee's Note, subject to the terms and conditions of the Subscription Agreement executed by the Payee as of the date hereof.

         5. COMPANY'S RIGHT TO CALL. The Company, within 30 days after giving Holder written notice, shall have the right to call the Note at a premium of
1.10 % of any outstanding balance of this Note at the end of the said 30 days notice period.

         6. HOLDER'S RIGHT IF COMPANY CALLS. If the Company elects to call the Note, the Holder hereof must surrender his Note for the premium.

         7. ADJUSTMENT TO CONVERSION PRICE. The Conversion Price and the number of shares of Common Stock issuable upon the conversion of this Note, are subject to adjustment from time to time upon the occurrence of any of the events specified in this Paragraph 7.

            A. In case the Company shall (i) pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock, (ii) subdivide its outstanding shares of Common Stock, (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (iv) issue by reclassification of its shares of Common Stock other securities of the Company the number of shares of Common Stock purchasable upon conversion of this Note immediately prior thereto shall be adjusted so that the Payee of this Note shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company that he would have owned or have been entitled to receive after the happening of any of the events described above, had this Note been converted immediately prior to the happening of such event or any record date with respect thereto. An adjustment made pursuant to this sub-paragraph A. shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

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            B. Whenever the number of shares of Common Stock issuable upon the conversion of this Note is adjusted, as herein provided, the Conversion Price shall be adjusted by multiplying such Conversion Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of shares of Common Stock issuable upon the Conversion of this Note immediately prior to such adjustment, and of which the denominator shall be the number of shares of Common Stock so issuable immediately thereafter.

            C. If the Company consolidates with or merges into another corporation or transfers all or substantially all of its assets, the Payee shall thereafter be entitled upon conversion of this Note to purchase, with respect to each share of Common Stock purchasable hereunder immediately prior to the date upon which such consolidation or merger becomes effective, the securities or property to which a holder of shares of Common Stock is entitled upon such consolidation or merger, without any change in, or payment in addition to the Conversion Price in effect immediately prior to such merger or consolidation, and the Company shall take such steps in connection with such consolidation or merger as may be necessary to ensure that all of the provisions of this Note shall thereafter by applicable, as nearly as reasonably may be, in relation to any securities or property deliverable upon the conversion of this Note. The Company shall not effect any such consolidation, merger or asset transfer unless prior to the consummation thereof the successor corporation (if other than the Company) resulting therefrom shall assume by written agreement executed and mailed to the registered Payee at his address shown on the books and records of the Company, the obligation to deliver to such Payee any such securities or property as in accordance with the foregoing provisions such Payee shall be entitled to purchase.

            D. For the purpose of this Paragraph, the term "shares of Common Stock" shall mean (i) the class of stock designated as the Common Stock of the Company at the date of this Note, or (ii) any other class of stock resulting from successive changes or reclassification of such shares consisting solely of change in par value, or from par value to no par value, or from no par value to par value.

            E. Upon the happening of any event requiring an adjustment of the Conversion Price, the Company shall forthwith give written notice thereof to the registered Payee of this Note, stating the adjusted Conversion Price and the adjusted number of shares of Common Stock or other securities or property issuable upon the exercise hereof resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Board of Directors of the Company shall determine the adjusted Conversion Price and the securities or property purchasable upon conversion. If any voluntary dissolution, liquidation, or winding up of the Company is proposed, the Company shall give at least 20 days written notice of such proposal to the registered Payee hereof stating the date of which such event is to take place and the date (which shall be at least 20 days after giving of such notice) as of which the holders of shares of Common Stock of record shall be entitled to exchange their Common Stock for securities or other property deliverable upon such dissolution, liquidation, or winding up takes place. The notices pursuant to this paragraph shall be given any first class mail, postage prepaid, addressed to the registered Payee of this Note at the address appearing in the records of the Company.

            F. Irrespective of any adjustments pursuant to this Paragraph 7, to the Conversion Price or to the number of shares or other securities or other property obtainable upon conversion of this Note, this Note may continue to state the Conversion Price at the same price and number of shares stated herein.

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         8. SECURED INTEREST. This note is secured by all the assets of Diamond
Entertainment Corporation. A National Financing Statement (Form UCC1) will be filed with the California Secretary of State upon execution of this Agreement. The Company and Holder both agree that this Note is subordinated to all senior notes of the Company executed prior to the date of this Note, and is subordinated to the Company's current and future primary senior lines of Financing and Bank obligations in priority.

         9. GOVERNING LAW. This Note shall be governed by and construed and enforced in accordance with the internal laws of the State of California.

         10. NOTICES. All notices and payments to the holder hereof and all notices to the Company shall be given in writing by delivery to any international air courier service, postage prepaid, addressed: (i) if to the Payee, 707 S. Heatherglen Circle, Anaheim Hills, CA 92808 or (ii) if to the Company, Diamond Entertainment Corporation 16200 Carmenita Road, Cerritos, CA 90703, attention of Jeffry I. Schillen or at such other address as the Company may specify by notice given to the holder as herein provided. Any notice given hereunder by the Company with respect to the change of such address shall be given at least five (5) business days prior to the date upon which such change is to become effective, and shall specify such date.

                                  Diamond Entertainment Corporation


                                  By:  /S/ JEFFRY I. SCHILLEN
                                     -------------------------------------------
                                           Jeffry I. Schillen,
                                           Executive Vice President of Sales
                                           and Marketing